                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                 _____________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 16, 1997 (May 9, 1996)
                                                 ------------------------------

                      International CableTel Incorporated
--------------------------------------------------------------------------------
            (Exact name of Registrant as Specified in its Charter)

    Delaware                       0-22616                       52-1822078
--------------------------------------------------------------------------------
  (State or Other               (Commission                    (IRS Employer
  Jurisdiction of               File Number)                 Identification No.)
   Incorporation)


 110 East 59th Street, New York, New York                           10022
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


                                (212) 371-3714
--------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b) Pro Forma Financial Information. The Pro Forma Financial Information provided under Item 7(b) of the Company's Current Report on Form 8-K-/A-1 dated May 9, 1996 and filed with the Commission on May 30, 1996 (pages F-2 through F-5) are hereby amended and replaced by pages F-2 through F-7 of this Current Report. See Index to Financial Statements on Page F-1 of this Current Report.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INTERNATIONAL CABLETEL INCORPORATED

                                             By:    /s/ RICHARD J. LUBASCH
                                                 -------------------------------
                                                 Name:  Richard J. Lubasch
                                                 Title: Senior Vice President

Date: January 16, 1997

                         INDEX TO FINANCIAL STATEMENTS

INTERNATIONAL CABLETEL INCORPORATED

Pro forma Condensed Consolidated Financial Statements (Unaudited).........  F-2
Pro forma Condensed Consolidated Balance Sheet as of March 31, 1996 (Unau-
 dited)...................................................................  F-3
Pro forma Condensed Consolidated Statement of Operations for the three months ended March 31, 1996 (Unaudited)..................................  F-4
Pro forma Condensed Consolidated Statement of Operations for the year ended December 31, 1995 (Unaudited)......................................  F-5
Notes to Pro forma Condensed Consolidated Financial Statements (Unau-
 dited)...................................................................  F-6

                      INTERNATIONAL CABLETEL INCORPORATED

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

  In May 1996, a wholly owned subsidiary of International CableTel
Incorporated ("CableTel"), entered into agreements (the "Agreements") to acquire all of the issued and outstanding stock of NTL Group Limited ("NTL") in exchange for (i) cash of approximately (Pounds)200,000,000, (ii) an additional cash payment of (Pounds)17,100,000 in October 1996, and (iii) an agreement to pay (Pounds)35,000,000, subject to reduction, one year from closing. A substantial portion of the purchase price was financed (the "Financing") through (i) a bank facility of (Pounds)140,000,000 and (ii) a (Pounds)60,000,000 short term bank loan. The acquisition has been accounted for as a purchase. Accordingly, the excess of the purchase price over the fair value of the net assets acquired has been recorded as goodwill and is being amortized over 30 years.

  The Company obtained from the former shareholders of NTL representations and warranties concerning the commercial and financial position of the NTL group and certain contingent liabilities and other obligations of NTL. The Company has the right to reduce the payment of (Pounds) 35,000,000 to the former NTL shareholders in the event that these representations and warranties are found to be untrue or inaccurate. Any such reduction will be determined in accordance with, and subject to the limitations set forth in, the Agreements either by agreement being reached between the parties, or, failing agreement, by the determination of an appropriately qualified expert or a court of law. As the aggregate amount of such reductions can not exceed (Pounds) 35,000,000, the Company has no further rights or recourse against the sellers for claims for damages for breaches of representations and warranties in excess of (Pounds) 35,000,000. The Company is not currently aware of any reason that the payment will be reduced. In the event that the payment to the former shareholders of NTL is reduced because of claims under the representations and warranties, or in the event that unknown liabilities exceed (Pounds) 35,000,000 or arise after the (Pounds) 35,000,000 payment is made, such events will be accounted for in accordance with Statement of Financial Accounting Standards ("SFAS") No. 38, "Accounting for Pre-acquisition Contingencies of Purchased Enterprises."

  The following unaudited pro forma condensed consolidated financial statements of CableTel give effect to the Agreements and the Financing. In accordance with FAS No. 52, the balance sheet of NTL has been translated into United States dollars using the exchange rate on March 31, 1996 ((Pounds)1=$1.5254) and the statement of operations has been translated into dollars using the average exchange rate for the three months ended March 31, 1996 ((Pounds)1=$1.5312) and for the year ended December 31, 1995 ((Pounds)1=$1.5782).

  The NTL historical financial statements have been adjusted to reflect U.S. GAAP. The NTL condensed consolidated statement of operations for the year ended December 31, 1995 has also been adjusted to eliminate the gain on the sale of its Advanced Products Division of approximately (Pounds) 86,471,000 and the operating profit of (Pounds) 3,295,000 of that division. Such items have been excluded because they are not part of the operations of NTL acquired by CableTel.

  The unaudited condensed consolidated pro forma balance sheet as of March 31, 1996 gives effect to the Agreements and Financing as if they had been consummated on March 31, 1996. The unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 1996 and for the year ended December 31, 1995 gives effect to the Agreements and Financing as if they had occurred at the beginning of the respective periods.

  The pro forma financial statements have been prepared by CableTel's management. These pro forma financial statements may not be indicative of the results that actually would have occurred if the transactions had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the consolidated financial statements and notes of CableTel and NTL.

                      INTERNATIONAL CABLETEL INCORPORATED

           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

                                 MARCH 31, 1996
                                 (IN THOUSANDS)

                                  CABLETEL    NTL    ADJUSTMENTS       PRO FORMA
                                 ---------- -------- -----------       ----------
ASSETS
Current assets:
  Cash and cash equivalents
   (Pro forma includes $95,338
   of restricted cash).........  $  661,945 $ 19,068  $305,080 (b)     $  672,018
                                                      (314,075)(a)
  Trade accounts receivable....       9,786   17,724                       27,510
  Prepaid expenses and other
   current assets..............      16,784   11,166                       27,950
                                 ---------- --------  --------         ----------
Total current assets...........     688,515   47,958    (8,995)           727,478
Fixed assets, net..............     716,084  101,944    97,078 (a)        915,106
License acquisition costs......     134,917      --                       134,917
Goodwill.......................         --     7,090    (7,090)(a)        154,736
                                                       154,736 (a)
Other assets...................      53,177   12,851                       66,028
                                 ---------- --------  --------         ----------
Total assets...................  $1,592,693 $169,843  $235,729         $1,998,265
                                 ========== ========  ========         ==========
LIABILITIES AND STOCKHOLDERS'
 EQUITY
Current liabilities:
  Trade accounts payable.......  $   27,063 $ 19,548  $ (3,034)(a)     $   43,577
  Accrued expenses.............      68,085      --                        68,085
  Current portion of long term
   debt........................      44,351   68,519    99,275 (a)(b)     212,145
  Other current liabilities....         297    4,505    79,473 (a)         84,275
                                 ---------- --------  --------         ----------
Total current liabilities......     139,796   92,572   175,714            408,082
Long term debt.................   1,134,122      --    137,286 (a)(b)   1,271,408
Other non-current liabilities..         630   12,635   (12,635)(a)            630
Deferred tax liability.........         --    52,797   (52,797)(a)            --
Minority interests.............      25,768      --                        25,768
Total stockholders' equity.....     292,377   11,839   (11,839)(a)        292,377
                                 ---------- --------  --------         ----------
Total liabilities and
 stockholders' equity..........  $1,592,693 $169,843  $235,729         $1,998,265
                                 ========== ========  ========         ==========

                            See accompanying notes.

                      INTERNATIONAL CABLETEL INCORPORATED

      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

                   FOR THE THREE MONTHS ENDED MARCH 31, 1996
                                 (IN THOUSANDS)


                                      CABLETEL    NTL    ADJUSTMENTS   PRO FORMA
                                      --------  -------  -----------   ---------
Revenues............................  $ 18,434  $44,134                $ 62,568
Costs and expenses:
  Operating expenses................    12,629   24,949                  37,578
  Selling, general and administra-
   tive.............................    21,798    5,473                  27,271
  Depreciation and amortization.....    12,190    4,021    $ 2,921(c)    19,132
                                      --------  -------    -------     --------
Total costs and expenses............    46,617   34,443      2,921       83,981
                                      --------  -------    -------     --------
Income (loss) from operations.......   (28,183)   9,691     (2,921)     (21,413)
Interest (expense)..................   (24,711)  (1,130)    (5,236)(d)  (31,077)
Interest income.....................     7,763      340        --         8,103
Other...............................      (123)     --         --          (123)
                                      --------  -------    -------     --------
Income (loss) before provision for
 income taxes and minority
 interests..........................   (45,254)   8,901     (8,157)     (44,510)
Benefit (provision) for income tax-
 es.................................       (42)  (2,672)     2,672 (e)      (42)
                                      --------  -------    -------     --------
Income (loss) before minority inter-
 ests...............................   (45,296)   6,229     (5,485)     (44,552)
Minority interests..................     2,572      --         --         2,572
                                      --------  -------    -------     --------
Income (loss) from continuing opera-
 tions..............................  $(42,724) $ 6,229    $(5,485)    $(41,980)
                                      ========  =======    =======     ========
Net (loss) per share................  $  (1.41)     --         --      $  (1.39)
                                      ========  =======    =======     ========
Weighted average number of shares
 used in calculation of earnings per
 share..............................    30,211      --         --        30,211
                                      ========  =======    =======     ========


                            See accompanying notes.

                      INTERNATIONAL CABLETEL INCORPORATED

      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                 (IN THOUSANDS)

                                   CABLETEL     NTL     ADJUSTMENTS    PRO FORMA
                                   ---------  --------  -----------    ---------
Revenues.........................  $  33,741  $172,590                 $ 206,331
Costs and expenses:
  Operating expenses.............     24,415   104,690                   129,105
  Selling, general and adminis-
   trative.......................     72,629    18,489                    91,118
  Depreciation and amortization..     29,823    15,421   $ 12,040(c)      57,284
                                   ---------  --------   --------      ---------
Total costs and expenses.........    126,867   138,600     12,040        277,507
                                   ---------  --------   --------      ---------
Income (loss) from operations....    (93,126)   33,990    (12,040)       (71,176)
Interest (expense)...............    (28,379)   (3,278)   (22,967)(d)    (54,624)
Interest income..................     21,185     1,046        --          22,231
Other............................         84      --          --              84
                                   ---------  --------   --------      ---------
Income (loss) before provision
 for income taxes and minority
 interests.......................   (100,236)   31,758    (35,007)      (103,485)
Benefit (provision) for income
 taxes...........................      2,477    (9,998)       352 (e)     (7,169)
                                   ---------  --------   --------      ---------
Income (loss) before minority in-
 terests.........................    (97,759)   21,760    (34,655)      (110,654)
Minority interests...............      6,974       --         --           6,974
                                   ---------  --------   --------      ---------
Income (loss) from continuing op-
 erations........................  $ (90,785) $ 21,760   $(34,655)     $(103,680)
                                   =========  ========   ========      =========
Net (loss) per share.............  $   (3.01)      --         --       $   (3.43)
                                   =========  ========   ========      =========
Weighted average number of shares
 used in calculation of earnings
 per share.......................     30,190       --         --          30,190
                                   =========  ========   ========      =========


                            See accompanying notes.

                      INTERNATIONAL CABLETEL INCORPORATED

                   NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                       FINANCIAL STATEMENTS (UNAUDITED)

  For purposes of determining the effect of the Agreements and Financing on CableTel's Condensed Consolidated Statement of Operations for the three months ended March 31, 1996 and the year ended December 31, 1995 and on the Condensed Consolidated Balance Sheet as of March 31, 1996, the following pro forma adjustments have been made:

                                                                 MARCH 31, 1996
                                                                 --------------
                                                                 (IN THOUSANDS)
(a) The excess of the purchase price paid over the
    historical book value of the net assets acquired
    has been allocated to property and equipment and
    goodwill
      Cash paid to shareholders and to financial
        institutions...................................               $310,573
      Costs and expenses of acquisition................                  3,502
      Deferred consideration payable...................                 79,473
                                                                      --------
                                                                       393,548

      Historical book value of net tangible assets.....                141,734
                                                                      --------
      Excess...........................................               $251,814
                                                                      ========

      Excess of the fair value over the book value of
        property and equipment acquired................               $ 97,078
      Goodwill.........................................                154,736
                                                                      --------
                                                                      $251,814
                                                                      ========
(b) Proceeds from issuance of (Pounds)60,000,000 of
    short term debt....................................               $ 91,524
    Proceeds from issuance of (Pounds)140,000,000 of
    long term debt of which (Pounds)50,000,000 is due on
    December 31, 1996 unless certain events take place
    and is included in current portion of long term
    debt...............................................                213,556
                                                                      --------
                                                                      $305,080
                                                                      ========

                                                                    THREE
                                              YEAR ENDED        MONTHS ENDED
                                           DECEMBER 31, 1995   MARCH 31, 1996
                                           ------------------  ----------------
                                            (IN THOUSANDS)     (IN THOUSANDS)
(c) Depreciation of the excess of the fair
     value over book value of property and
     equipment acquired..................   $(6,320)           $(1,533)
    Amortization of goodwill over 30
     years...............................    (5,720)            (1,388)
                                           --------            -------
                                                     $(12,040)          $(2,921)
(d) Interest expense on debt in (b) above
    at 9.25% per annum for the short
    term debt and 7.91% per annum for
    the long term debt (the rates in
    effect at the consummation of the
    Financing)(1)...... .................. $(26,245)           $(6,366)
    Less interest on NTL debt retired....     3,278              1,130
                                           --------            -------
                                                      (22,967)           (5,236)
(e) Estimated tax benefit from filing for
    group relief.........................                 352             2,672
                                                     --------           -------
                                                     $(34,655)          $(5,485)
                                                     ========           =======

    The excess of the fair value over the book value of the property and equipment of approximately (Pounds) 64,000,000 is being depreciated over the estimated lives of such property (50 years for the tower structures and 10 years for equipment).

     The allocation of the purchase price is subject to revision. The Company does not expect that there will be any material adjustment to the allocation of the purchase price.

(1) Each 1/8% per annum change in the interest rate would change interest expense by $395,000 and $96,000 for the year ended December 31, 1995 and for the three months ended March 31, 1996, respectively.